EXHIBIT 10.02










                                CREDIT AGREEMENT

                                 by and between

             GEL TECH, L.L.C., an Arizona limited liability company
                GUM TECH INTERNATIONAL, INC., a Utah corporation

                                       and

                COMERICA BANK-CALIFORNIA, successory by merger to
                 Imperial Bank, a California banking corporation




                                   Dated as of

                                  May 29, 2002
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                                TABLE OF CONTENTS

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ARTICLE 1.    DEFINITION OF TERMS..............................................1

     1.1      Definitions......................................................1

     1.2      References.......................................................8

     1.3      Accounting Terms.................................................9

ARTICLE 2.    THE RLC..........................................................9

     2.1      RLC Commitment...................................................9

     2.2      Revolving Line of Credit.........................................9

     2.3      RLC Payments.....................................................9

     2.4      Excess Balance Payment..........................................10

     2.5      Conditions......................................................10

     2.6      Other RLC Advances by Lender....................................10

     2.7      Assignment......................................................11

     2.8      Issuance of Letters of Credit...................................11

     2.9      Issuance Procedure for Letter of Credit.........................12

     2.10     Letter of Credit Fees...........................................12

     2.11     Disbursements...................................................12

     2.12     Reimbursement Obligations of Borrower...........................12

     2.13     Nature of Reimbursement Obligations.............................13

     2.14     Certain Requirements............................................13

     2.15     Drawings and Reimbursements.....................................14

     2.16     Role of Lender..................................................14

ARTICLE 3.    PAYMENTS AND FEES PROVISIONS....................................14

     3.1      Payments........................................................14

     3.2      Commitment Fee..................................................15

     3.3      Letter of Credit Fees...........................................15

     3.4      Computations....................................................15

     3.5      Maintenance of Accounts.........................................16

ARTICLE 4.    SECURITY........................................................16

     4.1      Security........................................................16

     4.2      Outstanding LC Balance..........................................16

     4.3      Security Documents..............................................16

     4.4      Zensano Lien....................................................16

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                                TABLE OF CONTENTS

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ARTICLE 5.    CONDITIONS PRECEDENT............................................17

     5.1      Initial Advance.................................................17

     5.2      No Event of Default.............................................18

     5.3      No Material Adverse Effect......................................18

     5.4      Representations and Warranties..................................18

ARTICLE 6.    REPRESENTATIONS AND WARRANTIES..................................19

     6.1      Recitals........................................................19

     6.2      Organization and Good Standing..................................19

     6.3      Authorization and Power.........................................19

     6.4      Security Documents..............................................19

     6.5      No Conflicts or Consents........................................19

     6.6      No Litigation...................................................19

     6.7      Financial Condition.............................................20

     6.8      Taxes...........................................................20

     6.9      No Stock Purchase...............................................20

     6.10     Advances........................................................20

     6.11     Enforceable Obligations.........................................20

     6.12     No Default......................................................20

     6.13     Significant Debt Agreements.....................................21

     6.14     ERISA...........................................................21

     6.15     Compliance with Law.............................................21

     6.16     Solvent.........................................................21

     6.17     Investment Company Act..........................................21

     6.18     Title...........................................................21

     6.19     Survival of Representations, Etc................................21

     6.20     Environmental Matters...........................................21

     6.21     Licenses, Tradenames............................................21

     6.22     Permits.........................................................22

     6.23     Prior Revolving Line of Credit..................................22

ARTICLE 7.    AFFIRMATIVE COVENANTS...........................................22

     7.1      Financial Statements, Reports and Documents.....................22

     7.2      Maintenance of Existence and Rights; Conduct of
                Business; Management..........................................23

                                      -ii-
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                                TABLE OF CONTENTS

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     7.3      Operations and Properties.......................................23

     7.4      Authorizations and Approvals....................................23

     7.5      Compliance with Law.............................................23

     7.6      Payment of Taxes and Other Indebtedness.........................23

     7.7      Compliance with Significant Debt Agreements and
                Other Agreements..............................................24

     7.8      Compliance with Credit Documents................................24

     7.9      Notice of Default...............................................24

     7.10     Other Notices...................................................24

     7.11     Books and Records; Access; Audits...............................24

     7.12     ERISA Compliance................................................24

     7.13     Further Assurances..............................................25

     7.14     Insurance.......................................................25

     7.15     Deposit Accounts................................................25

ARTICLE 8.    NEGATIVE COVENANTS..............................................26

     8.1      Existence.......................................................26

     8.2      Amendments to Organizational Documents..........................26

     8.3      Margin Stock....................................................26

     8.4      Distributions...................................................26

     8.5      Liens...........................................................27

     8.6      Transfer Collateral.............................................27

     8.7      Merger; Sale of Assets..........................................27

     8.8      Indebtedness....................................................27

     8.9      Financial Covenants.............................................27

ARTICLE 9.    EVENTS OF DEFAULT...............................................27

     9.1      Events of Default...............................................27

     9.2      Remedies Upon Event of Default..................................30

     9.3      Performance by Lender...........................................31

ARTICLE 10.   MISCELLANEOUS...................................................31

     10.1     Modification....................................................31

     10.2     Waiver..........................................................31

     10.3     Payment of Expenses.............................................31

     10.4     Notices.........................................................32

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                                TABLE OF CONTENTS

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     10.5     Governing Law; Jurisdiction, Venue; Waiver of Jury Trial........33

     10.6     Invalid Provisions..............................................33

     10.7     Binding Effect..................................................33

     10.8     Entirety........................................................33

     10.9     Headings........................................................33

     10.10    Survival........................................................33

     10.11    No Third Party Beneficiary......................................33

     10.12    Time............................................................34

     10.13    Termination.....................................................34

     10.14    Schedules and Exhibits Incorporated.............................34

     10.15    Counterparts....................................................34

     10.16    Participations..................................................34

EXHIBIT "A"   Form of Advance Notice

EXHIBIT "B"   Form of Compliance Certificate

EXHIBIT "C"   Form of Borrowing Base Certificate

EXHIBIT "D"   Forms of Waiver/Release of Lien Rights
         D-1  Landlord
         D-2  Warehouse

EXHIBIT "E"   Forms of Assignment of Time Certificate of Deposit

                                CREDIT AGREEMENT

     BY THIS CREDIT AGREEMENT (together with any amendments or modifications, the "Credit Agreement"), entered into as of this 29th day of May, 2002 by and between GEL TECH, L.L.C., an Arizona limited liability company ("Gel Tech"), and GUM TECH INTERNATIONAL, INC., a Utah corporation ("Gum Tech" and, collectively with Gel Tech, the "Borrower"), and COMERICA BANK-CALIFORNIA, successor by merger to Imperial Bank, a California banking corporation (the "Lender"), in consideration of the mutual promises herein contained and for other valuable consideration, the parties hereto do hereby agree as follows:

                                    RECITALS

          A. Borrower has requested that Lender establish the following financial accommodations:

               (1) A revolving line of credit facility (the "RLC") in the principal amount of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) for the purpose of funding Borrower's short-term working capital.

          B. As a condition for extending such financial accommodations, Lender has required that Borrower enter into this Credit Agreement, establishing the terms and conditions thereof.

                                   ARTICLE 1.

                               DEFINITION OF TERMS

     1.1 DEFINITIONS. For the purposes of this Credit Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this Article 1 or in the Section hereof referred to below:

          "ADVANCE" means an RLC Advance.

          "AFFILIATE" of any Person means any Person which, directly or indirectly, Controls or is Controlled by such Person.

          "ASSIGNED ACCOUNT AMOUNT" means the aggregate balance of those time certificate of deposit accounts of Borrower held by Lender and assigned to Lender by an Assignment of Time Certificate of Deposit in the form of Exhibit "E" hereto.

          "AUTHORIZED PERSON" means one or more managers or officers of Borrower duly authorized (and so certified to Lender by the members or directors of Borrower pursuant to a borrowing authorization or resolution from time to time satisfactory to Lender in the exercise of Lender's reasonable discretion), acting alone, to request Advances under the provisions of this Credit Agreement and execute and deliver documents, instruments, agreements, reports, statements and certificates in connection herewith.

          "BANKING DAY" means a day of the year on which banks are not required or authorized to close in Phoenix, Arizona.

          "BORROWER": See the Preamble hereto.

          "BORROWING BASE" means the sum of (i) the Eligible Accounts Amount, plus (ii) the Eligible Inventory Amount.

          "BORROWING BASE CERTIFICATE" means a certificate substantially in the form attached hereto as Exhibit C.

          "CHANGE OF CONTROL" means, with respect to Gum Tech or Gel Tech, the direct or indirect acquisition by any Person (other than an Affiliate of Gum
Tech) of Control of either such party.

          "CHANGE OF CONTROL TRANSACTION" means any transaction in which either Gum Tech or Gel Tech is merged or consolidated with any other entity that is not an Affiliate and such other entity is the surviving entity.

          "CLOSING DATE" means the date of delivery of this Credit Agreement.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COLLATERAL" means all property subject to the Security Documents.

          "COMMITMENT FEE": See Section 3.2 hereof.

          "CONTROL" when used with respect to any Person means the power, directly or indirectly, to vote or control the voting of more than fifty percent (50%) of the outstanding voting securities of such Person, or to otherwise direct the management policies of such Person by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

          "CONTROLLED GROUP" means, severally and collectively, the members of the group controlling, controlled by and/or in common control of Borrower, within the meaning of Section 4001(b) of ERISA.

          "CREDIT AGREEMENT": See the Preamble hereto.

          "CREDIT DOCUMENTS" means this Credit Agreement, the Note (including any renewals, extensions and refundings thereof), the Security Documents, and any written agreements, certificates or documents (and with respect to this Credit Agreement and such other written agreements and documents, any amendments or supplements thereto or modifications thereof) executed or delivered pursuant to the terms of this Credit Agreement.

          "DEFAULT RATE" means at any time five percent (5%) per annum over the then applicable interest rate.

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          "DISBURSEMENT": See Section 2.11.

          "DISBURSEMENT DATE": See Section 2.11.

          "DOLLARS" and the sign "$" mean lawful currency of the United States of America.

          "ELIGIBLE ACCOUNTS" means those accounts receivable of Borrower, except that Eligible Accounts shall not include any of the following:

               (a) Account balances over sixty (60) calendar days from the due date.

               (b) Accounts with respect to which the account debtor is an officer, director, shareholder, employee, subsidiary or affiliate of Borrower.

               (c) Accounts with respect to which 25% or more of the account debtor's total accounts or obligations outstanding to Borrower are more than sixty (60) calendar days from due date.

               (d) As to accounts representing more than the Maximum Concentration Percentage of Borrower's total accounts receivable outstanding at any time, the balance in excess of Maximum Concentration Percentage plus balances over sixty
          (60) calendar days from the due date are not eligible, where the "Maximum Concentration Percentage" means 30% as to Borrower's accounts with each of Walgreens, CVS, Walmart and Costco, and 20% as to all other accounts of Borrower.

               (e) Accounts with respect to international transactions unless insured by an insurance company acceptable to Lender in its sole discretion or covered by letters of credit issued or confirmed by a bank acceptable to Lender or otherwise specifically approved by Lender, in its sole and absolute discretion.

               (f) Credit balances greater than ninety (90) calendar days from invoice date.

               (g) Accounts where the account debtor is a seller to Borrower, whereby a potential offset (contra) exists, to the extent of the offset.

               (h) Accounts of any department or agency of the federal government of the United States of America.

               (i) Consignment or guaranteed sales.

               (j) Bill and hold accounts.

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               (k) Contracts receivable.

               (l) Progress billings, CODs, container receivables, non-trade receivables, Chapter 11 receivables.

          "ELIGIBLE ACCOUNTS AMOUNT" means an amount equal to sixty percent (60%) of the Eligible Accounts.

          "ELIGIBLE INVENTORY" means inventory held by Borrower that is finished products.

          "ELIGIBLE INVENTORY AMOUNT" means thirty-three percent (33%) of Eligible Inventory from April 1 to July 31 of each year and from November 1 through December 31 of each year, and 0% of Eligible Inventory from January 1 to March 31 of each year and from July 31 to October 31 of each year, which amount may not exceed Five Hundred Thousand Dollars ($500,000.00).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with all final and permanent regulations issued pursuant thereto. References herein to sections and subsections of ERISA are deemed to refer to any successor or substitute provisions therefor.

          "EVENT OF DEFAULT": See Section 9.1 hereof.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934.

          "FINANCIAL COVENANTS": See Section 8.9 hereof.

          "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and changes in the financial position, of Borrower, subject to
Section 1.3 hereof.

          "GOVERNMENTAL  AUTHORITY"  means  any  government  (or  any  political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over Borrower or any of its business, operations or properties.

          "HONOR DATE": See Section 2.15(a).

          "ISSUANCE DATE" means the date on which a Letter of Credit is delivered to the beneficiary thereof.

          "ISSUANCE REQUEST" means a request for a Letter of Credit duly executed by Borrower in a form satisfactory to Lender.

          "ISSUE" means, with respect to any Letter of Credit, to issue or, by amendment or otherwise, to extend the expirey of, or to renew or decrease the amount of, such Letter of Credit, and the terms "ISSUE," "ISSUING," and "ISSUANCE" have corresponding meanings.

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          "INDEBTEDNESS"  of a  Person  means  each  of the  following  (without duplication): (a) obligations of that Person to any other Person for payment of borrowed money, (b) capital lease obligations, (c) notes and drafts drawn or accepted by that Person payable to any other Person, whether or not representing obligations for borrowed money (but without duplication of indebtedness for borrowed money), (d) any obligation for the purchase price of property the payment of which is deferred for more than one year or evidenced by a note or equivalent instrument, (e) guarantees of Indebtedness of third parties, and (f) a recourse or nonrecourse payment obligation of any other Person that is secured by a Lien on any property of the first Person, whether or not assumed by the first Person, up to the fair market value (from time to time) of such property (absent manifest evidence to the contrary, the fair market value of such property shall be the amount determined under GAAP for financial reporting purposes).

          "INTEREST COVERAGE RATIO" means net income plus depreciation, amortization and interest expense, all divided by interest expense, calculated in accordance with GAAP at each fiscal quarter end of the Borrower for the prior four fiscal quarters.

          "IP SECURITY AGREEMENT": See Section 4.1(b) hereof.

          "LC DRAW FEE": See Section 3.3(b).

          "LC ISSUANCE FEE": See Section 3.3(a).

          "LENDER": See the Preamble hereto.

          "LETTER OF CREDIT" means a letter of credit issued by Lender for the account of Borrower pursuant to Article 2.

          "LIEN" means any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Indebtedness whether arising by agreement or under any statute or law, or otherwise.

          "LIQUIDITY" means total cash held by Borrower less the amount thereof that is restricted cash, plus the value of all marketable securities held by Borrower, measured at the end of each fiscal quarter of Borrower.

          "LOAN" or "LOANS" means the RLC.

          "MATERIAL ADVERSE EFFECT" means any circumstance or event which (i) has any material adverse effect upon the validity or enforceability of any Credit Document, (ii) materially impairs the ability of Borrower to fulfill its obligations under the Credit Documents, or (iii) causes an Event of Default or any event which, with notice or lapse of time or both, would become an Event of Default.

          "MATURITY DATE" means the RLC Maturity Date.

          "MAXIMUM LC COMMITMENT" means One Million Five Hundred Thousand And No/100 Dollars ($1,500,000.00).

          "MAXIMUM RLC LOAN AMOUNT": See Section 2.1 hereof.

          "NET INCOME" means, for any period, the net income of Borrower for such period, determined in accordance with GAAP.

          "NOTE" or "NOTES" means the RLC Note.

          "OBLIGATION" means all present and future indebtedness, obligations and liabilities of Borrower to Lender, and all renewals and extensions thereof, or any part thereof, arising pursuant to this Credit Agreement or represented by the Note, including without limitation the Loan and all interest accruing thereon, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several; together with all indebtedness, obligations and liabilities of Borrower evidenced or arising pursuant to any of the other Credit Documents, and all renewals and extensions thereof, or part thereof.

          "OUTSTANDING LC BALANCE" in effect at any time means the maximum aggregate amount available to be drawn at such time under all outstanding Letters of Credit, the determination of such maximum amount to assume compliance with all conditions for a Disbursement.

          "PAYMENT DATE" means the first day of each month, provided that if any such day is not a Banking Day, then such Payment Date shall be the next successive Banking Day.

          "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation,  and  any
successor  to  all  or  substantially   all  of  the  Pension  Benefit  Guaranty
Corporation's functions under ERISA.

          "PERMITTED LIENS" means:

          (a) Liens in Lender's favor.

          (b) Liens for taxes not delinquent.

          (c) Liens resulting from purchase money financing as to the personal property so financed and any sales proceeds therefrom.

          (d) Liens arising under that certain Security Agreement made as of December 5, 2001 by and between Gum Tech and Zensano, Inc.

          (e) The intellectual property rights of Zensano, Inc. under that certain Intellectual Property Development and License Agreement dated effective May 21, 1999 among Gum Tech, Gel Tech and Bio-Delivery Technologies, Inc. (of which Zensano, Inc. is the lawful successor), as amended by that certain Confidentiality and Non-Competition Agreement dated as of December 5, 2001 among Zengen, Inc., Zensano, Inc., Gum Tech, Gel Tech and certain individuals.

          "PERSON"  includes an individual,  a corporation,  a joint venture,  a
partnership,   a  trust,  a  limited   liability   company,   an  unincorporated
organization or a government or any agency or political subdivision thereof.

          "PLAN" means an employee defined benefit plan or other plan maintained by Borrower for employees of Borrower and covered by Title IV of ERISA, or subject to the minimum funding standards under Section 412 of the Code.

          "PRIME RATE" means the interest rate per annum publicly announced by Lender, or its successors, as its "prime rate" as in effect from time to time. Borrower acknowledges that the Prime Rate is not necessarily the best or lowest rate offered by Lender and Lender may lend to its customers at rates that are at, above or below its Prime Rate.

          "QUICK RATIO" means total cash held by Borrower plus Eligible Accounts, all divided by total current liabilities of Borrower, measured at the end of each fiscal quarter of Borrower.

          "REGULATION U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, or any other regulation hereafter promulgated by said Board to replace the prior Regulation U and having substantially the same function.

          "REPORTABLE  EVENT"  means  any  "reportable  event" as  described  in
Section 4043(b) of ERISA with respect to which the thirty (30) day notice requirement has not been waived by the PBGC.

          "RLC": See Recital A hereof.

          "RLC ADVANCE" means a disbursement of the proceeds of the RLC.

          "RLC BALANCE" means (i) with respect to the RLC on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of RLC Advances occurring on such date; plus (ii) with respect to any Outstanding LC Obligations on any date, the amount of such LC Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the Outstanding LC Obligations as of such date, including changes occurring as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

          "RLC    COMMITMENT"    means   Four   Million   And   No/100   Dollars
($4,000,000.00).

          "RLC MATURITY DATE" means May 15, 2003.

          "RLC NOTE" means that Revolving Promissory Note of even date herewith in the amount of the RLC Commitment, executed by Borrower and delivered pursuant to the terms of this Credit Agreement, together with any renewals, extensions, modifications or replacements thereof.

          "SECURITY AGREEMENT": See Section 4.1(a) hereof.

          "SECURITY DOCUMENTS": See Section 4.2 hereof.

          "SIGNIFICANT DEBT AGREEMENT" means all documents, instruments and agreements executed by Borrower, evidencing, securing or ensuring any Indebtedness of Borrower or any guaranty in excess of $100,000.00 in outstanding principal (or principal equivalent) amount.

          "STATED AMOUNT" of a Letter of Credit means the amount of the Letter of Credit as stated in the Letter of Credit.

          "STATED EXPIRY DATE" of a Letter of Credit means the stated expiry date or expiration date as stated in the Letter of Credit.

          "SUBORDINATED DEBT" means Indebtedness of Borrower subordinated to the payment of the Obligation pursuant to written agreements acceptable to Lender.

          "SUBSIDIARY" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "TANGIBLE NET WORTH" means the sum of the total shareholders' or members' equity (including capital stock, additional paid in capital and retained earnings after deducting treasury stock or the equivalent thereof) which would appear on a balance sheet of Borrower prepared in accordance with GAAP as of the end of each fiscal quarter of Borrower, less the sum of the aggregate book value of "Intangible Assets" (as defined below) shown on such balance sheet and any amounts due from stockholders, officers and Affiliates of Borrower. "Intangible Assets" means those assets that are (i) deferred assets, other than prepaid taxes; (ii) patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses, organization expense and other similar assets which would be classified as intangible assets on a balance sheet prepared in accordance with GAAP; and (iii) unamortized debt discount and expense, all measured as of each fiscal quarter end.

          "VARIABLE RATE" means the rate per annum equal to the sum of one and one-half percent (1.5%) and the Prime Rate per annum as in effect from time to time. The Variable Rate will change on each day that the "Prime Rate" changes.

          "VARIABLE RATE ADVANCE" means an Advance that bears interest at the Variable Rate.

     1.2 REFERENCES. Capitalized terms shall be equally applicable to both the singular and the plural forms of the terms therein defined. References to "Credit Agreement," "this Agreement," "herein," "hereof," "hereunder," or other like words mean this Credit Agreement as amended, supplemented, restated or otherwise modified and in effect from time to time.

     1.3 ACCOUNTING TERMS. Except as expressly provided to the contrary herein, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP, except as otherwise specifically provided for herein. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Credit Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless Borrower and Lender agree in writing on an adjustment to such computation or determination to account for such change in GAAP.

                                   ARTICLE 2.

                                     THE RLC

     2.1 RLC COMMITMENT. Subject to the conditions herein set forth, Lender agrees to make the RLC available to or for the benefit of Borrower, and Borrower agrees to draw upon the RLC, in the manner and upon the terms and conditions herein expressed, amounts that, in the aggregate, shall not exceed the lesser of the following (the "Maximum RLC Loan Amount"):

          (a) The RLC Commitment, less the Outstanding LC Balance.

          (b) The Borrowing Base.

     2.2  REVOLVING LINE OF CREDIT.

          (a) Subject to the terms and conditions set forth in this Credit Agreement, the RLC shall be a revolving line of credit, against which RLC Advances may be made to Borrower, repaid by Borrower and new RLC Advances made to Borrower, as Borrower may request, provided that (i) no RLC Advance shall be made if an Event of Default shall be continuing, (ii) no RLC Advance shall be made that would cause the outstanding principal balance of the RLC to exceed the Maximum RLC Loan Amount, and (iii) no RLC Advance shall be made on or after the RLC Maturity Date.

          (b) The RLC shall be evidenced by the RLC Note.

     2.3 RLC PAYMENTS. The RLC shall bear interest and be payable to Lender upon the following terms and conditions:

          (a) Interest shall accrue on the unpaid principal of an RLC Advance at the Variable Rate.

          (b) All interest shall be computed on the basis of a 360-day year and accrue on a daily basis for the actual number of days elapsed. All accrued and unpaid interest through the end of the preceding month shall be due and payable on each Payment Date.

          (c) The entire unpaid principal balance, all accrued and unpaid interest, and all other amounts payable under the RLC Note shall be due and payable in full on the RLC Maturity Date.

          (d) Each request for an RLC Advance shall be substantially in the form attached hereto as Exhibit "A" from an Authorized Officer and shall, in addition to complying with the other requirements in this Credit Agreement, specify the date and amount of the requested RLC Advance. Each request for an RLC Advance shall be irrevocable and binding on the Borrower once the request is received by Lender. Borrower shall indemnify Lender against any cost, loss or expense incurred by Lender as a result of Borrower's failure to fulfill, on or before the date specified for an RLC Advance in any request for an RLC Advance, the conditions to such RLC Advance set forth herein, including any cost, loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to fund such RLC Advance when such RLC Advance, as a result of such failure, is not made on the date so specified.

          (e) If any payment of interest and/or principal is not received by Lender within ten (10) days of when such payment is due, then in addition to the remedies conferred upon Lender under the Credit Documents, a late charge of five percent (5%) of the amount of the installment due and unpaid will be added to the delinquent amount to compensate Lender for the expense of handling the delinquency for any payment past due in excess of ten (10) days, regardless of any notice and cure period.

          (f) Upon the occurrence of an Event of Default and after maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest at the Default Rate.

     2.4 EXCESS BALANCE PAYMENT. There shall be due and payable from Borrower to Lender, and Borrower shall repay to Lender, within five (5) days of written demand from Lender, from time to time, any amount by which the outstanding principal balance of the RLC exceeds the Maximum RLC Loan Amount.

     2.5 CONDITIONS. Lender shall have no obligation to make any RLC Advance unless and until all of the conditions and requirements of this Credit Agreement are fully satisfied. However, Lender in its sole and absolute discretion may elect to make one or more RLC Advances prior to full satisfaction of one or more such conditions and/or requirements. Notwithstanding that such an RLC Advance or RLC Advances are made, such unsatisfied conditions and/or requirements shall not be waived or released thereby. Borrower shall be and continue to be obligated to fully satisfy such conditions and requirements, and Lender, at any time, in Lender's sole and absolute discretion, may stop making RLC Advances until all conditions and requirements are fully satisfied.

     2.6 OTHER RLC ADVANCES BY LENDER. Lender, after giving fifteen (15) days prior written notice to Borrower to allow for corrective action, from time to time, may make RLC Advances in any amount in payment of accrued and unpaid (i) insurance premiums, taxes, assessments, liens or encumbrances existing against property encumbered by the Security Documents, (ii) any charges and expenses that are the obligation of Borrower under this Credit Agreement or any Security

Document, and (iii) any charges or matters necessary to preserve the property encumbered by the Security Documents or to cure any still existing Event of Default.

     2.7 ASSIGNMENT. Borrower shall have no right to any RLC Advance other than to have the same disbursed by Lender in accordance with the disbursement provisions contained in this Credit Agreement. Any assignment or transfer, voluntary or involuntary, of this Credit Agreement or any right hereunder shall not be binding upon or in any way affect Lender without its written consent; Lender may make RLC Advances under the disbursement provisions herein, notwithstanding any such assignment or transfer.

     2.8  ISSUANCE OF LETTERS OF CREDIT.

          (a) Subject to the terms and conditions of this Credit Agreement,
     (i) Lender agrees from time to time before the RLC Maturity Date to issue Letters of Credit for the account of the Borrower. Each reference in this Credit Agreement to the "Issue" or "Issuance" or other forms of such words in relation to Letters of Credit shall be deemed to include any extension or renewal of a Letter of Credit.

          (b) Each Letter of Credit shall (i) by its terms be issued in a Stated Amount; (ii) have a Stated Expiry Date no later than the RLC Maturity Date; (iii) expire or be terminated by the beneficiary thereunder on or before its Stated Expiry Date; (iv) not cause the RLC Balance after the issuance of said Letter of Credit to exceed the RLC Commitment; and (v) not cause the Outstanding LC Balance after the issuance of said Letter of Credit to exceed the lesser of (1) the Maximum LC Commitment or (2) the Assigned Account Amount.

          (c) In addition to the conditions otherwise specified in this Section, the obligation of Lender to issue a Letter of Credit shall be subject to the further condition precedent that the following statements shall be correct, and each of the application for such Letter of Credit and the issuance of such Letter of Credit shall constitute a representation and warranty by Borrower that on the date of the issuance of such Letter of Credit such statements are correct:

               (i) The representations and warranties in Article 6 are correct on and as of the date of the issuance of such Letter of Credit, before and after giving effect to such issuance, as though made on and as of such date;

               (ii)  No  Event  of  Default   has   occurred   and  is
          continuing; and

               (iii) The conditions in Section 2.2(a) and 2.8(b) are satisfied as of the date of issuance of the Letter of Credit, before and after giving effect to such issuance.

     2.9  ISSUANCE PROCEDURE FOR LETTER OF CREDIT.

          (a) By delivery to Lender of an Issuance Request on or before 9:00 a.m. (Phoenix, Arizona time) three (3) Banking Days prior to the requested Issuance Date, and the execution of such applications and agreements as Lender may reasonably request, Borrower may request the issuance of a Letter of Credit in such form as Borrower may reasonably request. Each Issuance Request shall include the form of the Letter of Credit, the amount and other terms thereof. Subject to the terms and conditions of this Credit Agreement, Lender will issue such Letter of Credit on the Issuance Date specified in the Issuance Request submitted in connection therewith. Lender and Borrower agree that all Letters of Credit issued pursuant to the terms of this Article shall be subject to the terms and conditions, and entitled to the benefits, of this Credit Agreement and the other Credit Documents.

          (b) At the time of delivery by Borrower to Lender of an Issuance Request, in the event that after giving effect to such Issuance Request the Outstanding LC Balance would exceed the Assigned Account Amount, Borrower shall deliver to Lender one or more time certificates of deposit accounts together with an executed Assignment of Time Certificate of Deposit in the form of Exhibit "E" hereto for each such Time Certificate of Deposit Account.

     2.10 LETTER OF CREDIT FEES. Upon issuance of a Letter of Credit Borrower agrees to pay to Lender a non-refundable LC Issuance Fee. Borrower agrees to pay the LC Draw Fee upon each draw against a Letter of Credit. Borrower further agrees to pay to Lender a charge for all reasonable expenses of Lender in connection with the issuance, amendment, modification or negotiation of the Letter of Credit.

     2.11 DISBURSEMENTS. Lender will notify Borrower of the presentment for payment of a Letter of Credit by any beneficiary thereto, together with notice of the date (the "Disbursement Date") such payment shall be made. Subject to the terms and provisions of the Letter of Credit, Lender shall make such payment (a "Disbursement") to the beneficiary of the Letter of Credit. Each such Disbursement shall be deemed to be an RLC Advance hereunder.

     2.12 REIMBURSEMENT OBLIGATIONS OF BORROWER. Borrower's obligation to reimburse the Lender with respect to each Disbursement (including interest thereon) in respect of any Letter of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which Borrower may have or have had against Lender or the beneficiary thereof, including any defense based upon the occurrence of any Event of Default, any draft, demand or certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any Disbursement to conform to the terms of the Letter of Credit (if, in Lender's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Disbursement, or the legality, validity, form, regularity or enforceability of the Letter of Credit; PROVIDED, HOWEVER, that nothing herein shall adversely affect the right of Borrower to commence any proceeding against Lender for any wrongful Disbursement made by Lender under the

Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of Lender.

     2.13 NATURE OF REIMBURSEMENT OBLIGATIONS. Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. Lender (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the issuance of any Letter of Credit, even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit;

          (c) failure of any beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruption or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

          (e) any loss or delay in the transmission or otherwise of any document or draft required by or from a beneficiary of a Letter of Credit in order to make a Disbursement under a Letter of Credit or of the proceeds thereof.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted Lender hereunder. In furtherance and extension, and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by Lender in good faith shall be binding upon the Borrower and shall not put Lender under any resulting liability to Borrower.

     2.14 CERTAIN REQUIREMENTS. Lender shall be under no obligation to Issue any Letter of Credit if:

          (a) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain Lender from Issuing such Letter of Credit, or any requirement of law applicable to Lender or any request or directive (with which it is customary for banks in the relevant jurisdiction to comply whether or not having the force of law) from any Governmental Authority with jurisdiction over Lender shall prohibit, or request that Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon Lender with respect to such Letter of Credit any restriction, reserve, or capital requirement (for which Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon Lender any unreimbursed loss, cost, or expense which was not applicable on the Closing Date and which Lender in good faith deems material to it;

          (b) Lender has received written notice that one or more of the applicable conditions contained in Article 5 is not then satisfied;

          (c) the Stated Expiry Date of any requested Letter of Credit is not in accord with the requirements of Section 2.8(b)(ii);

          (d) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to Lender, or the Issuance of a Letter of Credit shall violate any applicable policies of Lender; or

          (e) such Letter of Credit is to be denominated in a currency other than Dollars.

     2.15 DRAWINGS AND REIMBURSEMENTS.

          (a) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, Lender will promptly notify the Borrower. Lender shall honor any Disbursement request under any Letter of Credit only if (i) such request is delivered to Lender by the beneficiary of such Letter of Credit, and (ii) such request is accompanied by the original documents required by the Letter of Credit for any Disbursement. Except as otherwise provided herein, the Borrower shall reimburse Lender prior to 11:00 a.m. (Phoenix, Arizona local time) on each date that any amount is paid by Lender under any Letter of Credit (each such date, an "Honor Date"), in an amount equal to the amount so paid by Lender.

          (b) In the event that the Borrower is required but fails to reimburse Lender for the full amount of any drawing under any Letter of Credit by 11:00 a.m. (Phoenix, Arizona local time) on the Honor Date, Lender shall (subject to paragraph (d)) be deemed to have made an RLC Advance to the Borrower in that amount.

     2.16 ROLE OF LENDER. Borrower agrees that, in paying any drawing under a Letter of Credit, Lender shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                                   ARTICLE 3.

                          PAYMENTS AND FEES PROVISIONS

     3.1  PAYMENTS.

          (a) All payments and prepayments by the Borrower of principal of and interest on the Note and all fees, expenses and any other Obligation payable to Lender in connection with the Loans shall be nonrefundable and made in Dollars or immediately available funds to Lender not later than 2:00 p.m. (Phoenix, Arizona local time) on the dates called for under this Credit Agreement, at the office of Lender in Phoenix, Arizona. Funds received after such hour shall be deemed to have been received by Lender on the next Banking Day.

          (b) Unless otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges; provided, however, upon delinquency or other default, Lender reserve the right to apply payments among principal, interest, late charges, collection costs and other charges at its discretion.

          (c) Interest shall be due and payable on the Loans on each Payment Date and on the Maturity Date.

          (d) Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment shall be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest, commission or fee, as the case may be.

          (e) Borrower authorizes Lender to collect all interest, fees, costs, and/or expenses due under this Credit Agreement by charging Borrower's demand deposit account number 1891718866 with Lender, or any other demand deposit account maintained by Borrower with Lender, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower.

     3.2 COMMITMENT FEE. Borrower agrees to pay to Lender on the Closing Date a fee (the "Commitment Fee") in the amount of Two Thousand And No/100 Dollars ($2,000.00).

     3.3  LETTER OF CREDIT FEES.

          (a) Borrower agrees to pay Lender a fee (the "LC Issuance Fee") equal to One and One-Quarter Percent (1.25%) of the face value of each Letter of Credit issued by Lender for the account of Borrower pursuant to Section 2.10 hereof.

          (b) Borrower agrees to pay Lender a fee (the "LC Draw Fee") equal to One Quarter of One Percent (0.25%) of the amount of each draw on a Letter of Credit issued by Lender for the account of Borrower pursuant to Section 2.10 hereof.

          (c) Borrower agrees to pay Lender a charge for all reasonable expenses of Lender in connection with the issuance, amendment, modification or negotiation of each Letter of Credit.

     3.4 COMPUTATIONS. All fees and interest on the Note shall be computed on the basis of a year of 360-days/year and accrue on a daily basis for the actual number of days elapsed.

     3.5 MAINTENANCE OF ACCOUNTS. Lender shall maintain, in accordance with its usual practice, an account or accounts evidencing the indebtedness of the Borrower and the amounts payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Credit Agreement, the entries made in the ordinary course of business in such account or accounts shall be evidence of the existence and amounts of the obligations of the Borrower therein recorded. The failure to record any such amount shall not, however, limit or otherwise affect the obligations of the Borrower hereunder to repay all amounts owed hereunder, together with all interest accrued thereon as provided in the Note.

                                   ARTICLE 4.

                                    SECURITY

     4.1 SECURITY. So long as the Loan is outstanding, Borrower shall cause the Loan and Borrower's obligations under this Credit Agreement to be secured at all times by the following:

          (a) a valid and effective security agreement (the "Security Agreement"), duly executed and delivered by or on behalf of Borrower, granting Lender a valid and enforceable security interest in all of its personal property as described therein, subject to no prior Liens except for Permitted Liens; and

          (b) by a valid and effective intellectual property security agreement (the "IP Security Agreement") duly executed and delivered by or on behalf of Borrower, granting Lender a valid and enforceable security interest in all of its intellectual property described therein, subject to no prior Liens except for Permitted Liens.

     4.2 OUTSTANDING LC BALANCE. So long as there is an Outstanding LC Balance, the amount of such Outstanding LC Balance shall be secured by time certificate of deposit accounts such that the Assigned Account Amount at all times exceeds the Outstanding LC Balance.

     4.3 SECURITY DOCUMENTS. All of the documents required by this Article 4 shall be in form satisfactory to Lender and Lender's counsel, and, together with any Financing Statements for filing and/or recording, and any other items required by Lender to fully perfect and effectuate the liens and security interests of Lender contemplated by the Security Agreement, and this Credit Agreement, may heretofore or hereinafter be referred to as the "Security Documents."

     4.4 ZENSANO LIEN. Lender hereby agrees that the security interest granted by Gum Tech pursuant to the Security Agreement shall be, as to the 40% ownership interest in Gel Tech subject to a security interest granted by Gum Tech to Zensano, Inc. (the "Zensano Lien"), subordinate to the Zensano Lien.

                                   ARTICLE 5.

                              CONDITIONS PRECEDENT

     The obligation of Lender to make any Loan and to make each and any Advance hereunder is subject to the full prior satisfaction at each such time of each of the following conditions precedent:

     5.1 INITIAL ADVANCE. Prior to its making the initial Advance unless otherwise provided hereinbelow, Lender shall have received the following each in form and substance satisfactory to Lender:

          (a) THIS CREDIT AGREEMENT. This Credit Agreement, duly executed and delivered to Lender by Borrower.

          (b) THE RLC NOTE. The RLC Note, duly executed, drawn to the order of Lender and otherwise as provided in Article 2 hereof.

          (c) ORGANIZATIONAL DOCUMENTS. A copy of the current organization documents of Borrower, including all amendments thereto, certified as current and complete by the appropriate authority of the state of Borrower's formation, together with evidence of its good standing in the state of formation and in every other state in which it is doing business or the conduct of its business requires such standing for the enforcement of material contracts.

          (d) SECRETARY CERTIFICATE. A certificate of the secretary of Gum Tech, signed by the duly appointed secretary thereof and issued as of the Closing Date, certifying that (i) attached thereto is a true and complete copy of its organizational documents in effect on the date of passage of the authorizations described immediately below and at all subsequent times to and including the date of the certificate, (ii) attached thereto is a true and complete copy of any of its resolutions or authorizations authorizing the Loan, the execution, delivery, and performance of this Credit Agreement, the Note, the Credit Documents, and all advances of credit hereunder, and that such resolutions have not been modified, rescinded, or amended and are in full force and effect, (iii) no change has been made to its charter documents other than as reflected in the certified copies submitted in connection with the delivery of this Credit Agreement or as approved in writing by Lender, and (iv) set forth therein and appropriately identified are the names, current official titles, and signatures of its officers authorized to sign this Credit Agreement and other documents to be delivered hereunder and/or to act as Authorized Person hereunder.

          (e) BORROWING AUTHORIZATION. A Borrowing Authorization executed by the members and manager of Gel Tech, authorizing the RLC, the execution, delivery, and performance of this Credit Agreement, the Note, the Credit Documents, and all advances of credit hereunder.

          (f) SECURITY AGREEMENT. Security Agreements, duly executed and delivered to Lender by Borrower.

          (g) IP SECURITY AGREEMENT. IP Security Agreements, duly executed and delivered to Lender by Borrower and, if required by Lender, filed with the US Patent Office.

          (h) COMPLIANCE CERTIFICATE. A Compliance Certificate substantially in the form of Exhibit "B" attached hereto, indicating that Borrower is in compliance with the Financial Covenants as of March 31, 2002.

          (i) FEES AND COSTS. Payment of the Commitment Fee and costs of the Lender.

          (j) FINANCING STATEMENTS. Financing Statements.

          (k) ACCOUNTS RECEIVABLE. A listing and aging of the accounts receivable of Borrower as of March 31, 2002.

          (l) BORROWER'S  FINANCIAL  STATEMENTS.  Borrower's March 31, 2002
     financial   statements.   Lender   acknowledges  having  received  the
     financial statements.

          (m) LANDLORD AND WAREHOUSE WAIVERS. To the extent required by Lender, (i) lien waivers substantially in the form of Exhibit "D-1" attached hereto, executed by the landlord of each leased premises where collateral is located, if any; and, (ii) lien waivers substantially in the form of Exhibit "D-2" attached hereto, executed by the owner of each warehouse where collateral is located.

          (n) ADDITIONAL INFORMATION. Such other information and documents as may reasonably be required by Lender or Lender's counsel.

     5.2 NO EVENT OF DEFAULT. No Event of Default known to Borrower shall have occurred and be continuing, or result from Lender's making of any Loan.

     5.3 NO MATERIAL ADVERSE EFFECT. Since the date of the most recent financial statements provided to Lender by Borrower, no change shall have occurred in the business or financial condition of Borrower that could have a Material Adverse Effect.

     5.4 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article 6 hereof shall be true and correct in all material respects, with the same force and effect as though made on and as of the Closing Date (other than those of such representations which by their express terms speak to a date prior to that date, which representations shall, in all material respects, be true and correct as of such respective date).

                                   ARTICLE 6.

                         REPRESENTATIONS AND WARRANTIES

     To induce Lender to make the Loan, Borrower represents and warrants to Lender that:

     6.1 RECITALS. The recitals and statements of intent appearing in this Credit Agreement are true and correct.

     6.2 ORGANIZATION AND GOOD STANDING. It is duly organized, validly existing and in good standing in all states and/or countries in which the nature of its business and property makes such qualifications necessary or appropriate. It has the corporate or limited liability power and authority (as applicable) to own its properties and assets and to transact the business in which it is engaged and is or will be qualified in those states and/or countries wherein the nature of its proposed business and property will make such qualifications necessary or appropriate in the future.

     6.3 AUTHORIZATION AND POWER. It has the corporate or limited liability power and requisite authority (as applicable) to execute, deliver and perform this Credit Agreement, the Note and the other Credit Documents to be executed by it; it is duly authorized to, and has taken all action, corporate or otherwise, necessary to authorize it to, execute, deliver and perform this Credit Agreement, the Note and such other Credit Documents and is and will continue to be duly authorized to perform this Credit Agreement, the Note and such other Credit Documents.

     6.4 SECURITY DOCUMENTS. The liens, security interests and assignments created by the Security Documents will, when granted, be valid, effective and enforceable liens, security interests and assignments, except to the extent (if any) otherwise agreed in writing by Lender.

     6.5 NO CONFLICTS OR CONSENTS. Neither the execution and delivery of this Credit Agreement, the Note or the other Credit Documents to which it is a party, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, (a) will materially contravene or conflict with: (i) any provision of law, statute or regulation to which it is subject, (ii) any judgment, license, order or permit applicable to it, (iii) any indenture, credit agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it may be bound, or to which it may be subject, or (b) will violate any provision of its organizational documents. No consent, approval, authorization or order of any court or Governmental Authority or other Person is required in connection with the execution and delivery by it of the Credit Documents or to consummate the transactions contemplated hereby or thereby, or if required, such consent, approval, authorization or order shall have been obtained.

     6.6 NO LITIGATION. Except as expressly disclosed in Gum Tech's Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the Securities and Exchange Commission or as otherwise disclosed in writing to Lender, there are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to Borrower's actual knowledge overtly threatened, against Borrower that would, if adversely determined, have a Material Adverse Effect.

     6.7 FINANCIAL CONDITION. It has delivered to Lender copies of the Borrower's most recent financial statements. Such financial statements, in all material respects, fairly and accurately present the financial position of Borrower as of such date, have been prepared in accordance with GAAP and neither contain any untrue statement of a material fact nor fail to state a material fact required in order to make such financial statement not misleading. Since the date thereof, Borrower has not discovered any obligations, liabilities or indebtedness (including contingent and indirect liabilities and obligations or unusual forward or long-term commitments) which in the aggregate are material and adverse to the financial position or business of Borrower that should have been but were not reflected in such financial statements. No changes having a Material Adverse Effect have occurred in the financial condition or business of Borrower since the date of such financial statements.

     6.8 TAXES. It has filed or caused to be filed all returns and reports which are required to be filed by any jurisdiction, and has paid or made provision for the payment of all taxes, assessments, fees or other governmental charges imposed upon its properties, income or franchises, as to which the failure to file or pay would have a Material Adverse Effect, except such assessments or taxes, if any, which are being contested in good faith by appropriate proceedings.

     6.9 NO STOCK PURCHASE. No part of the proceeds of any financial accommodation made by Lender in connection with this Credit Agreement will be used to purchase or carry "margin stock," as that term is defined in Regulation U, or to extend credit to others for the purpose of purchasing or carrying such margin stock.

     6.10 ADVANCES. Each request for an Advance or for the extension of any financial accommodation by Lender whatsoever shall constitute an affirmation that the representations and warranties contained herein are, true and correct as of the time of such request. All representations and warranties made herein shall survive the execution of this Credit Agreement, all advances of proceeds of the Loans and the execution and delivery of all other documents and instruments in connection with the Loans and/or this Credit Agreement, so long as Lender has any commitment to lend hereunder and until the Loans have been paid in full and all of Borrower's obligations under this Credit Agreement, the Note and all Security Documents have been fully discharged.

     6.11 ENFORCEABLE OBLIGATIONS. This Credit Agreement, the Note and the other Credit Documents are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws or equitable principles of general application relating to the enforcement of creditors' rights.

     6.12 NO DEFAULT. No event or condition has occurred and is continuing that constitutes an Event of Default.

     6.13 SIGNIFICANT DEBT AGREEMENTS. It is not in default in any material respect under any Significant Debt Agreement.

     6.14 ERISA. (a) No Reportable Event has occurred and is continuing with respect to any Plan; (b) PBGC has not instituted proceedings to terminate any Plan; (c) neither the Borrower, any member of the Controlled Group, nor any duly-appointed administrator of a Plan (i) has incurred any liability to PBGC with respect to any Plan other than for premiums not yet due or payable or (ii) has instituted or intends to institute proceedings to terminate any Plan under
Section 4041 or 4041A of ERISA; and (d) each Plan of Borrower has been maintained and funded in all material respects in accordance with its terms and in all material respects in accordance with all provisions of ERISA applicable thereto. Neither the Borrower nor any of its Subsidiaries participates in, or is required to make contributions to, any Multi-employer Plan (as that term is defined in Section 3(37) of ERISA).

     6.15 COMPLIANCE WITH LAW. It is in substantial compliance with all laws, rules, regulations, orders, writs, injunctions and decrees that are applicable to it, or its properties, noncompliance with which would have a Material Adverse Effect.

     6.16 SOLVENT. It (both before and after giving effect to the Loan contemplated hereby) is solvent, has assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     6.17 INVESTMENT COMPANY ACT. It is not, and is not directly or indirectly controlled by, or acting on behalf of, any person which is, an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended.

     6.18 TITLE. It has good and marketable title to the Collateral, subject to the Permitted Liens.

     6.19 SURVIVAL OF REPRESENTATIONS, ETC. All representations and warranties by Borrower herein shall survive the making of the Loan and the execution and delivery of the Note; any investigation at any time made by or on behalf of Lender shall not diminish Lender's right to rely on the representations and warranties herein.

     6.20 ENVIRONMENTAL MATTERS. Except as previously disclosed to Lender in writing, it, to the best of its knowledge after due investigation, is in compliance in all material respects with all applicable environmental, health and safety statutes and regulations and Borrower does not have any material contingent liability in connection with any improper treatment, disposal or release into the environment of any hazardous or toxic waste or substance.

     6.21 LICENSES, TRADENAMES. It, as of the date hereof, possesses all necessary trademarks, tradenames, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with valid trademarks, tradenames, copyright patents and license rights of others (other than routine objections that Borrower files from time to time in connection with pending trademark applications of other Persons).

     6.22 PERMITS. Debtor has obtained and there remain in full force and effect all material licenses, permits, consents, approvals and authorizations necessary or appropriate for the management and operation of such improvements for their intended purpose that are obtainable as of the date hereof.

     6.23 PRIOR REVOLVING LINE OF CREDIT. Borrower confirms that Gel Tech currently has no outstanding loans from Lender as of the date hereof. If at the Closing Date Gel Tech has any outstanding loans from Lender, proceeds will be disbursed from the Loan to pay the outstanding balance of such loans and any obligation of Lender to advance proceeds under such loans shall be terminated.

                                   ARTICLE 7.

                              AFFIRMATIVE COVENANTS

     Until payment in full of the Loans and the complete performance of the Obligation, and so long as Lender has any commitment to make any Advance hereuner, Borrower agrees that:

     7.1 FINANCIAL STATEMENTS, REPORTS AND DOCUMENTS. It shall deliver, or cause to be delivered, to Lender each of the following:

          (a) ANNUAL STATEMENTS OF GUM TECH. As soon as available and in any event within ninety (90) days after the close of each fiscal year of Gum Tech, audited financial statements of Gum Tech on a consolidating and consolidated basis, including its balance sheet as of the close of such fiscal year and statements of income of Gum Tech for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an unqualified opinion thereon of independent public accountants of recognized national standing selected by Gum Tech and acceptable to Lender, to the effect that such financial statements have been prepared in accordance with GAAP.

          (b) QUARTERLY STATEMENTS OF GUM TECH. As soon as available, and in any event within thirty (30) days after the end of each fiscal quarter of Gum Tech, company-prepared financial statements of Gum Tech on a consolidating and consolidated basis, including its balance sheet as of the close of such fiscal quarter and statements of income of Gum Tech for such fiscal quarter, in each case setting forth in comparative form the figures for the preceding fiscal quarter, all in reasonable detail and prepared in accordance with GAAP.

          (c) MONTHLY REPORT OF ACCOUNTS. As soon as available, and in any event within thirty (30) days after the end of each month, listings and agings of Borrower's accounts payable and accounts receivable, for the prior month, all in reasonable detail and prepared in accordance with GAAP.

          (d) COMPLIANCE CERTIFICATE OF BORROWER. As soon as available, and in any event within thirty (30) days after the close of each fiscal quarter, a certificate signed by the Authorized Person of the Borrower, substantially in the form of Exhibit "B" attached hereto certifying that after a review of the activities of Borrower during such period, Borrower has observed, performed and fulfilled each and every obligation and covenant contained herein and no Event of Default exists under any of the same or, if any Event of Default shall have occurred, specifying the nature and status thereof, and stating that all financial statements of Gum Tech or Borrower delivered to Lender during the respective period pursuant to Sections 7.1(a), 7.1(b) and 7.1(c) hereof, to his/her knowledge, fairly present in all material respects the financial position of the Gum Tech and the results of its operations at the dates and for the periods indicated, and have been prepared in accordance with GAAP, together with a calculation of the Financial Covenants.

          (e) BORROWING BASE CERTIFICATE. As soon as available, and in any event within thirty (30) days after the end of each month, a Borrowing Base Certificate substantially in the form attached hereto as Exhibit "C".

          (f) OTHER INFORMATION. Such other information concerning the business, properties or financial condition of Borrower as Lender shall reasonably request.

     7.2 MAINTENANCE OF EXISTENCE AND RIGHTS; CONDUCT OF BUSINESS; MANAGEMENT. It will preserve and maintain its existence and all of its rights, privileges, licenses, permits, franchises and other rights necessary or desirable in the normal conduct of its business, conduct its business in an orderly and efficient manner consistent with good business practices and maintain professional management of its business.

     7.3 OPERATIONS AND PROPERTIES. It will keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary to the conduct of its business.

     7.4 AUTHORIZATIONS AND APPROVALS. It will maintain, at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable it to comply with its obligations hereunder and under the other Credit Documents and to operate its businesses as presently or hereafter duly conducted.

     7.5 COMPLIANCE WITH LAW. It will comply with all applicable laws, rules, regulations, and all final, nonappealable orders of any Governmental Authority applicable to it or any of its property, business operations or transactions, including without limitation, any environmental laws applicable to it, a breach of which could result in a Material Adverse Effect.

     7.6 PAYMENT OF TAXES AND OTHER INDEBTEDNESS. It will pay and discharge (i) all income taxes and payroll taxes, (ii) all taxes, assessments, fees and other governmental charges imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent, which become due and payable, (iii) all lawful claims (including claims for labor, materials and supplies), which, if unpaid, might become a Lien upon any of its property, and (iv) all of its Indebtedness as it becomes due and payable, except as prohibited hereunder; provided, however, that it shall not be required to pay any such tax, assessment, charge, levy, claims or Indebtedness if and so long as the amount, applicability or validity thereof shall currently be contested in good faith by appropriate actions and appropriate accruals and reserves therefor have been established in accordance with GAAP.

     7.7 COMPLIANCE WITH SIGNIFICANT DEBT AGREEMENTS AND OTHER AGREEMENTS. It will comply in all material respects with (i) all Significant Debt Agreements, and (ii) all agreements and contracts to which it is a party, a breach of which could result in a Material Adverse Effect.

     7.8 COMPLIANCE WITH CREDIT DOCUMENTS. It will comply with any and all covenants and provisions of this Credit Agreement, the Note and all other Credit Documents.

     7.9 NOTICE OF DEFAULT. It will furnish to Lender immediately upon becoming actually aware of the existence of any event or condition that constitutes an Event of Default, a written notice specifying the nature and period of existence thereof and the action which it is taking or proposes to take with respect thereto.

     7.10 OTHER NOTICES. It will promptly notify Lender of (a) any Material Adverse Effect, (b) any waiver, release or default under any Significant Debt Agreement, (c) any claim not covered by insurance against Borrower or any of Borrower's properties not covered by insurance which has, or which Borrower reasonably believes to have, a monetary value of more than Fifty Thousand Dollars ($50,000.00), and (d) the commencement by or before any Governmental Authority of, and any material determination in, any litigation or proceeding, except litigation or proceedings which, if adversely determined, would not have a Material Adverse Effect.

     7.11 BOOKS AND RECORDS; ACCESS; AUDITS. Upon three (3) Banking Days notice from Lender, it will give any authorized representative of Lender access during normal business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in its possession of and relating to the Loans, and to inspect any of its properties. It will maintain complete and accurate books and records of its transactions in accordance with good accounting practices. In addition, so long as no Event of Default has occurred and is continuing, it will give any authorized representative of Lender access during normal business hours to conduct a minimum of one (1) collateral audit per year and the costs of such audit shall be for the account of the Borrower.

     7.12 ERISA COMPLIANCE. With respect to its Plans, it shall (a) at all times comply with the minimum funding standards set forth in Section 302 of ERISA and
Section 412 of the Code or shall have duly obtained a formal waiver of such compliance from the proper authority; (b) at Lender's request, within thirty
(30) days after the filing thereof, furnish to Lender copies of each annual report/return (Form 5500 Series), as well as all schedules and attachments required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA, in connection with each of its Plans for each year of the plan; (c) notify Lender within a reasonable time of any fact, including, but not limited to, any Reportable Event arising in connection with any of its Plans, which constitutes grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Lender, as to the reason therefor and the action, if any, proposed to be taken with respect thereto; and (d) furnish to Lender within a reasonable time, upon Lender's request, such additional information concerning any of its Plans as may be reasonably requested.

     7.13 FURTHER ASSURANCES. It will make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such notices, certifications and additional agreements, undertakings or other assurances, and take any and all such other action, as Lender may, from time to time, deem reasonably necessary or proper to fully evidence the Loan.

     7.14 INSURANCE. It shall maintain in full force and effect at all times all insurance coverages required under the terms of this Credit Agreement and/or the Security Documents to which it is a party. In addition, it shall maintain in full force and effect at all times:

          (a) Policies of all risk coverage insurance covering all tangible personality in which Lender has been granted or obtained a security interest to secure the Obligation, in coverage amounts not less than, from time to time, the fair market value thereof.

          (b)  Policies of  insurance  evidencing  personal  liability  and property damage liability coverages in amounts not less than $1,000,000.00 (combined single limit for bodily injury and property damage), and an umbrella excess liability coverage in an amount not less than $2,000,000.00 shall be in effect with respect to Borrower.

          (c) Policies of workers' compensation insurance in amounts and with coverages as legally required.

          (d) Such other insurance as Lender may require, which may include, without limitation, earthquake insurance, rent abatement and/or business loss.

Without limitation of the foregoing, it shall at all times maintain insurance coverages in scope and amount not less than, and not less extensive than, the scope and amount of insurance coverages customary in the trades or businesses in which it is from time to time engaged. All of the aforesaid insurance coverages shall be issued by insurers reasonably acceptable to Lender.

     Copies of all policies of insurance evidencing such coverages in effect from time to time and showing Lender as an additional insured and loss payee shall be delivered to Lender within fifteen (15) days of the Closing Date and upon reasonable notice upon issuance of new policies thereafter. From time to time, promptly upon Lender's request, it shall provide evidence satisfactory to Lender (i) that required coverage in required amounts is in effect, and (ii) that Lender is shown as an additional insured and loss payee with respect to all such coverages, as Lender's interest may appear, by standard (non-attribution) loss payable endorsement, additional insured endorsement, insurer's certificate or other means acceptable to Lender in its reasonable discretion. At Lender's option, it shall deliver to Lender certified copies of all such policies of insurance in effect from time to time, to be retained by Lender so long as Lender shall have any commitment to lend hereunder and/or any portion of the Obligation shall be outstanding or unsatisfied. All such insurance policies shall provide for at least thirty (30) days prior written notice of the cancellation or modification thereof to Lender.

     7.15 DEPOSIT ACCOUNTS. Gel Tech shall maintain its principal depository accounts with Lender.

                                   ARTICLE 8.

                               NEGATIVE COVENANTS

     Until payment in full of the Loan and the performance of the Obligation, Borrower shall not, without receiving the prior express written consent of
Lender:

     8.1 EXISTENCE. Dissolve or liquidate, or merge or consolidate with or into any other entity, or turn over the management or operation of its property, assets or business to any other Person or make any substantial change in the character of its business. Notwithstanding the foregoing sentence, Lender acknowledges that, subject to the receipt of requisite shareholder approval, Gum Tech intends to reincorporate under the laws of the State of Delaware and, in connection therewith, change its name to "Matrixx Initiatives, Inc." by merging with and into its wholly-owned Delaware subsidiary corporation, Matrixx Initiatives, Inc. (such reincorporation and name change, including the effectuating merger transaction, hereinafter referred to as the "Delaware
Reincorporation" and such merged corporation hereinafter referred to as the "Merged Corporation"). Lender agrees that the Delaware Reincorporation, as described herein, shall not require Lender's consent provided that after giving effect to the Delaware Reincorporation, the Merged Corporation shall be in compliance with all Financial Covenants; Gum Tech however agrees (i) to notify Lender of the Delaware Reincorporation within five (5) Banking Days thereof,
(ii) to provide evidence to Lender of the Merged Corporation 's assumption of Gum Tech's obligations hereunder, (iii) to provide Lender with copies of the Merged Corporation's organizational documents and good standing certificate, and
(iv) to cause the Merged Corporation to execute a Security Agreement and an IP Security Agreement and such other documents as Lender may reasonably request. Lender further acknowledges that Gum Tech has provided to Lender copies of the Certificate of Incorporation and Bylaws of Matrixx Initiatives, Inc., which are the organizational documents that will replace Gum Tech's existing Articles of Incorporation and Bylaws at the effective time of the Delaware Reincorporation, and Lender accepts such documents.

     8.2 AMENDMENTS TO ORGANIZATIONAL DOCUMENTS. Amend its organizational documents if the result thereof could result in the occurrence directly or indirectly of a Material Adverse Effect.

     8.3 MARGIN STOCK. Use any proceeds of the Loan, or any proceeds of any other or future financial accommodation from Lender for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as that term is defined in Regulation U or to reduce or retire any indebtedness undertaken for such purposes within the meaning of said Regulation U, and will not use such proceeds in a manner that would involve Borrower in a violation of Regulation U or of any other Regulation of the Board of Governors of the Federal Reserve System, nor use such proceeds for any purpose not permitted by Section 7 of the Exchange Act, or any of the rules or regulations respecting the extensions of credit promulgated thereunder.

     8.4 DISTRIBUTIONS. Declare or pay any dividends or make any distributions of any kind.

     8.5 LIENS. On and after the date hereof, create, issue, assume or suffer to exist Liens upon the Collateral, except Permitted Liens.

     8.6 TRANSFER COLLATERAL. Assign, transfer or convey any of its right, title and interest in the Collateral, other than (i) sales of inventory in the ordinary course of business, (ii) expenditures or dispositions of cash or other Collateral to acquire business assets at commercially reasonable prices, and
(iii) expenditures of cash or other Collateral to pay ordinary operating expenses as and when incurred.

     8.7 MERGER; SALE OF ASSETS. Other than with respect to the Delaware Reincorporation (as defined in Section 8.1 hereof), (i) sell, lease, transfer or dispose of all or substantially all of the Collateral to another entity; (ii) cause, solicit or promote the consolidation or merger of Gum Tech with or into another entity or the consolidation or merger of another entity with or into Gum Tech; or (iii) permit any other entity to consolidate with or merge into Gel Tech.

     8.8 INDEBTEDNESS. Incur in any fiscal year, in the aggregate, more than Five Hundred Thousand And No/100 Dollars ($500,000.00) of indebtedness from any Person other than an Affiliate or Lender.

     8.9 FINANCIAL COVENANTS. Permit the breach of any of the covenants set forth in Schedule 8.9 hereto.

                                   ARTICLE 9.

                                EVENTS OF DEFAULT

     9.1 EVENTS OF DEFAULT. An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

          (a) Borrower shall fail to pay any principal of, or interest on, the Note when the same shall become due or payable and such failure continues for ten (10) Banking Days after notice thereof to Borrower.

          (b) Any failure or neglect to perform or observe any of the covenants, conditions, provisions or agreements of Borrower contained herein, or in any of the other Credit Documents (other than a failure or neglect described in one or more of the other provisions of this
     Section 9.1) and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of thirty
     (30) days after written notice thereof to Borrower.

          (c) Any warranty, representation or statement contained in this Credit Agreement or any of the other Credit Documents, or which is contained in any certificate or statement furnished or made to Lender pursuant hereto or in connection herewith or with the Loans, shall be or shall prove to have been false when made or furnished.

          (d) The occurrence of any material "event of default" or "default" by Borrower under any Credit Document, or any agreement, now or hereafter existing, to which Lender or an Affiliate of Lender, and Borrower or an Affiliate of Borrower are a party.

          (e) Borrower shall (i) fail to pay any Indebtedness of Borrower (other than the Note) due under any Significant Debt Agreement, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) or within any applicable grace period, (ii) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to such Indebtedness, within any applicable grace period when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate the maturity of such Indebtedness, or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled prepayment), prior to the stated maturity thereof, or (iii) allow the occurrence of any material event of default with respect to such Indebtedness.

          (f) Any one or more of the Credit Documents shall have been determined to be invalid or unenforceable against Borrower executing the same in accordance with the respective terms thereof, or shall in any way be terminated or become or be declared ineffective or inoperative, so as to deny Lender the substantial benefits contemplated by such Credit Document or Credit Documents.

          (g) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy or admit in writing that it is unable to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (vi) take corporate action for the purpose of effecting any of the foregoing

          (h) An involuntary petition or complaint shall be filed against Borrower, seeking bankruptcy or reorganization of Borrower, or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Borrower, or all or substantially all of its assets, and such petition or complaint shall not have been dismissed within sixty
     (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower, appointing a receiver, custodian, trustee, intervenor or liquidator of Borrower, or all or substantially all of its assets, and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days.

          (i) Any final judgment(s) (excluding those the enforcement of which is suspended pending appeal) for the payment of money in excess of the sum of $250,000 in the aggregate (other than any judgment covered by insurance where coverage has been acknowledged by the insurer) shall be rendered against Borrower, and such judgment or judgments shall not be satisfied, settled, bonded or discharged at least ten (10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment.

          (j) Either (i) proceedings shall have been instituted to terminate, or a notice of termination shall have been filed with respect to, any Plans (other than a Multi-Employer Pension Plan as that term is defined in Section 4001(a)(3) of ERISA) by Borrower, any member of the Controlled Group, PBGC or any representative of any thereof, or any such Plan shall be terminated, in each case under
     Section 4041 or 4042 of ERISA, and such termination shall give rise to a liability of the Borrower or the Controlled Group to the PBGC or the Plan under ERISA having an effect in excess of $100,000 or (ii) a Reportable Event, the occurrence of which would cause the imposition of a lien in excess of $100,000 under Section 4062 of ERISA, shall have occurred with respect to any Plan (other than a Multi-Employer Pension Plan as that term is defined in Section 4001(a)(3) of ERISA) and be continuing for a period of sixty (60) days.

          (k) Any of the following events shall occur with respect to any Multi-Employer Pension Plan (as that term is defined in Section
     4001(a)(3) of ERISA) to which Borrower contributes or contributed on behalf of its employees and Lender determines in good faith that the aggregate liability likely to be incurred by Borrower, as a result of any of the events specified in Subsections (i), (ii) and (iii) below, will have an effect in excess of $100,000; (i) Borrower incurs a withdrawal liability under Section 4201 of ERISA; (ii) any such plan is "in reorganization" as that term is defined in Section 4241 of ERISA; or (iii) any such Plan is terminated under Section 4041A of ERISA.

          (l) A Change of Control of the Borrower unless approved by Lender, which approval will not be unreasonably withheld.

          (m) The dissolution, liquidation, sale, transfer, lease or other disposal of all or substantially all of the assets or business of Borrower.

          (n) Any failure to observe any of the Financial Covenants.

          (o) The occurrence of any adverse change in the, business, operations, assets or financial condition of Borrower, taken as a whole, that Lender in its reasonable discretion deems material, or if Lender in good faith shall believe that the prospect of payment or performance of the Loans is impaired.

          (p) A material default by Borrower under any lease of real property or under any contract which would have a Material Adverse Effect.

     9.2 REMEDIES UPON EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, then Lender may, at its sole option, exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Credit Documents, as Lender in its sole discretion may deem necessary or appropriate, all of which remedies shall be deemed cumulative, and not alternative:

               (i) Cease making Advances or extensions of financial accommodations in any form to or for the benefit of Borrower,

               (ii) Declare the principal of, and all interest then accrued on, the Note and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind all of which Borrower hereby expressly waives, anything contained herein or in the Note to the contrary notwithstanding,

               (iii) Reduce any claim to judgment, and/or

               (iv) Without notice of default or demand, pursue and enforce any of Lender' rights and remedies under the Credit Documents, or otherwise provided under or pursuant to any applicable law or agreement; provided, however, that if any Event of Default specified in Sections 9.1(g) and 9.1(h) shall occur, the principal of, and all interest on, the Note and other liabilities hereunder shall thereupon become due and payable concurrently therewith, without any further action by Lender and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives.

     Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, with five (5) Banking Days notice to Borrower, to setoff and apply any and all moneys, securities or other property of Borrower and the proceeds therefrom, now or hereafter held or received by or in transit to Lender or its agents, from or for the account of Borrower, whether for safe keeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower, and any and all claims of Borrower against Lender at any time existing. The rights of Lender under this Section 9.2 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

     9.3 PERFORMANCE BY LENDER. Should Borrower fail to perform any covenant, duty or agreement with respect to the payment of taxes, obtaining licenses or permits, or any other requirement contained herein or in any of the Credit Documents within the period provided herein, if any, for correction of such failure, Lender may, with five (5) days prior notice, at its option, perform or attempt to perform such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender at its office in Phoenix, Arizona, together with interest thereon at the Default Rate, from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume any liability or responsibility for the performance of any duties of Borrower hereunder or under any of the Credit Documents or other control over the management and affairs of Borrower.

                                  ARTICLE 10.

                                  MISCELLANEOUS

     10.1 MODIFICATION. All modifications, consents, amendments or waivers of any provision of any Credit Document, or consent to any departure by Borrower therefrom, shall be effective only if the same shall be in writing and accepted by Lender.

     10.2 WAIVER. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other further exercise thereof or the exercise of any other right. The rights of Lender hereunder and under the Credit Documents shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Credit Agreement, the Note or any Credit Documents, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     10.3 PAYMENT OF EXPENSES. Borrower shall pay all costs and expenses of Lender (including, without limitation, the attorneys' fees of Lender's legal counsel) incurred by Lender in connection with the documentation of the Loans, and the preservation and enforcement of Lender's rights under this Credit Agreement, the Note, and/or the other Credit Documents; provided, however, that notwithstanding the aforesaid, with respect to any legal action between the parties hereto that is pursued to judgment the prevailing party only shall be reimbursed by the other party for all costs and expenses (including, without limitation, reasonable attorneys' fees and costs) incurred in connection with the preservation and enforcement of its rights under this Credit Agreement, the Note and/or other Credit Documents. In addition, Borrower shall pay all costs and expenses of Lender in connection with the negotiation, preparation, execution and delivery of any and all amendments, modifications and supplements of or to this Credit Agreement, the Note or any other Credit Document. Borrower shall receive a written estimate of all legal fees and related legal costs and will have an opportunity to review all such estimates prior to its approval, which shall not be unreasonably withheld.

     10.4 NOTICES. Except for telephonic notices permitted herein, any notices or other communications required or permitted to be given by this Credit Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail or sent by overnight delivery service, or (ii) made by telefacsimile delivered or transmitted, to the party to whom such notice or communication is directed, to the address of such party as follows:

          Borrower:                GUM TECH INTERNATIONAL, INC.
                                   GEL TECH, L.L.C.
                                   2375 East Camelback Road, Suite 500
                                   Phoenix, Arizona  85016
                                   Attention: William J. Hemelt
                                   Telecopier: (602) 387-4112

          Lender:                  Comerica Bank-California
                                   75 East Trimble Road
                                   San Jose, California  95131
                                   Attention: Lending Services
                                   Telecopier: (408) 556-5097

          With a copy to:          Comerica Bank-California
                                   400 East Van Buren
                                   Suite 900
                                   Phoenix, Arizona  85004
                                   Attention: Conrad Morin
                                   Telecopier: (602) 261-7881

Any notice to be personally delivered may be delivered to the principal offices (determined as of the date of such delivery) of the party to whom such notice is directed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid; or, if mailed, on the third (3rd) Banking Day after it is mailed as aforesaid; or, if transmitted by telefacsimile, on the day that such notice is transmitted as aforesaid, provided that if such day is not a Banking Day, then delivery will be deemed to have occurred on the next ensuing Banking Day. Any party may change its address for purposes of this Credit Agreement by giving notice of such change to the other parties pursuant to this Section 10.4.

     10.5 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. The Credit Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of California, except to the extent Lender has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Lender of any such rights and remedies as may be available under Federal law. Each party consents to the personal jurisdiction and venue of the state courts located in Los Angeles, State of California in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in the Superior Court of Los Angeles County, California. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Agreement or any of the Credit Documents.

     10.6 INVALID PROVISIONS. If any provision of any Credit Document is held to be illegal, invalid or unenforceable under present or future laws during the term of this Credit Agreement, such provision shall be fully severable; such Credit Document shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such Credit Document; and the remaining provisions of such Credit Document shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from such Credit Document. Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be added as part of such Credit Document a provision mutually agreeable to Borrower and Lender as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     10.7 BINDING EFFECT. The Credit Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Lender, assign any rights, powers, duties or obligations thereunder.

     10.8 ENTIRETY. The Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

     10.9 HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Credit Agreement.

     10.10 SURVIVAL. All representations and warranties made by Borrower herein shall survive delivery of the Note and the making of the Loans.

     10.11 NO THIRD PARTY BENEFICIARY. The parties do not intend the benefits of this Credit Agreement to inure to any third party, nor shall this Credit Agreement be construed to make or render Lender liable to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, or for debts or claims accruing to any such persons against Borrower. Notwithstanding anything contained herein or in the Note, or in any other Credit Document, or any conduct or course of conduct by any or all of the parties hereto, before or after signing this Credit Agreement or any of the other Credit Documents, neither this Credit Agreement nor any other Credit Document shall be construed as creating any right, claim or cause of action against Lender, or any of its officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, nor to any other person or entity other than Borrower.

     10.12 TIME. Time is of the essence hereof.

     10.13 TERMINATION.

          (a) Notwithstanding any other provision of this Credit Agreement, Borrower may terminate this Credit Agreement at any time before the RLC Maturity Date (or any extension thereof agreed to by the parties hereto) by providing at least thirty (30) days' prior written notice of termination to Lender. In the event Borrower delivers such a termination notice, this Credit Agreement will terminate and cease to be of any further force or effect on the latest to occur of (i) the effective date of termination specified in Borrower's notice, (ii) the date on which all outstanding Obligations have been satisfied and paid by Borrower, and (iii) the expiration or termination of all outstanding Letters of Credit.

          (b) Concurrent with the effectiveness of any termination of this Credit Agreement, each Security Agreement and IP Security Agreement executed by Borrower in favor of Lender pursuant hereto will terminate and be of no further force or effect, and Lender shall at such time forthwith file and register with the applicable governmental or administrative authorities, including without limitation, the respective Secretaries of State for Arizona and, if applicable, Delaware, and the United States Patent and Trademark Office, complete discharges of any financing statement or other document or instrument registered by or on behalf of Lender in respect of such Security Agreements and IP Security Agreements.

     10.14 SCHEDULES AND EXHIBITS INCORPORATED. All schedules and exhibits attached hereto, if any, are hereby incorporated into this Credit Agreement by each reference thereto as if fully set forth at each such reference.

     10.15 COUNTERPARTS. This Credit Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

     10.16 PARTICIPATIONS. Lender, at any time, shall have the right to sell, assign, transfer, negotiate or grant participation interests in the Loans and in any documents and instruments executed in connection herewith. Borrower hereby acknowledges and agrees that any such disposition shall give rise to a direct obligation of Borrower to each such assignee or participant. Lender is authorized to furnish to any participant or prospective participant any information or document that Lender may have or obtain regarding the Loans, Borrower or any guarantor of the Loans.

     IN WITNESS WHEREOF, the undersigned have executed this Credit Agreement as of the day and year first above written.


                                   GUM TECH INTERNATIONAL, INC., a Utah
                                   corporation


                                   By: /s/ William J. Hemelt
                                       -----------------------------------------
                                       William J. Hemelt
                                       Executive Vice President, Chief Financial
                                       Officer, Treasurer & Secretary


                                   GEL TECH, L.L.C., an Arizona limited
                                   liability company


                                   By: /s/ William J. Hemelt
                                       -----------------------------------------
                                       William J. Hemelt
                                       Manager


                                   COMERICA BANK-CALIFORNIA, successor by merger to Imperial Bank, a California banking corporation


                                   By: /s/ Conrad Morin
                                       -----------------------------------------
                                       Conrad Morin
                                       Corporate Banking Officer